UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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 ☐          Soliciting Material Pursuant to §240.14a-12
Coeur Mining, Inc.
(Name of Registrant as Specified In Its Charter)

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COEUR MINING, INC.

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON TUESDAY, MAY 12, 2020

On April 21, 2020, Coeur Mining, Inc. (the “Company”) issued the following press release related to a change to the format of the Company’s 2020 Annual Stockholders’ Meeting to be held on Tuesday, May 12, 2020. As described below, the 2020 Annual Stockholders’ Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting Format supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Coeur Mining, Inc. (“Coeur” or the “Company”), filed with the Securities and Exchange Commission (the “SEC”) and mailed or made available to stockholders of the Company on March 30, 2020 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Stockholders’ Meeting to be held on Tuesday, May 12, 2020. These supplemental materials are being filed with the SEC on April 21, 2020 and are also being made available to stockholders and others by means of a press release announcing a change in the format of the 2020 Annual Stockholders’ Meeting that was issued and posted on the Company’s website on or about April 21, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

NEWS RELEASE

Coeur Announces Move to Virtual Platform for 2020 Annual Stockholders’ Meeting

Chicago, Illinois – April 21, 2020 – Coeur Mining, Inc. (“Coeur” or the “Company”) (NYSE: CDE) today announced that it will be moving its 2020 Annual Stockholders’ Meeting (“Annual Meeting”) to a virtual-only format in response to public health and travel safety concerns relating to the coronavirus (COVID -19), and to support the health and safety of its stockholders, employees, and stakeholders. As disclosed in Coeur’s 2020 Proxy Statement filed with the Securities and Exchange Commission on March 30, 2020 (the “Proxy Statement”), the Company will hold its Annual Meeting on Tuesday, May 12, 2020 at 9:30 a.m. Central Time. Online access to the meeting will begin at 9:15 a.m. Central Time.

Stockholders can participate in the Annual Meeting via a live audio webcast, but will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/cde2020 and to ask questions and/or vote, stockholders must enter the control number found on their proxy card, voting instruction form or notice of internet availability previously received. As described in the Proxy Statement, stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder as of the close of business on March 16, 2020, the record date.

Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com or by telephone at 1-800-690-6903 24 hours a day through 11:59 p.m. Central Time on the day before the Annual Meeting and may vote during the Annual Meeting by following the instructions available on the meeting web site.

We urge all stockholders to vote in advance of the Annual Meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included with the previously distributed proxy material s (or notice of internet availability) will not be reissued or updated to reflect the change in meeting format and may continue to be used to vote your shares in connection with the Annual Meeting.

Additional information has been filed with the Securities and Exchange Commission concerning the meeting.

About Coeur
Coeur Mining, Inc. is a U.S.-based, well-diversified, growing precious metals producer with five wholly-owned operations: the Palmarejo gold-silver complex in Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska, the Wharf gold mine in South Dakota, and the Silvertip silver-zinc-lead mine in British Columbia. In addition, the Company has interests in several precious metals exploration projects throughout North America.

For Additional Information
Coeur Mining, Inc.
104 S. Michigan Avenue, Suite
900 Chicago, Illinois 60603
Attention: Paul DePartout, Director, Investor Relations Phone: (312) 489-5800
www.coeur.com

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT
FOR THE 2020 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON TUESDAY, MAY 12, 2020

Dear Stockholders:

Due to public health and travel safety concerns relating to the coronavirus (COVID-19), and to support the health and safety of our stockholders, employees, and stakeholders, NOTICE IS HEREBY GIVEN that our Board of Directors has determined to change the format of the 2020 Annual Stockholders’ Meeting (the “Annual Meeting”) from an in-person meeting to a meeting conducted in a virtual-only format, solely by means of a live audio webcast. As previously announced, the Annual Meeting will be held on Tuesday, May 12, 2020 at 9:30 a.m. Central Time. However, the Annual Meeting will no longer be held at 104 S. Michigan Avenue, Second Floor Auditorium, Chicago, Illinois 60603 but rather will be held virtually via a live audio webcast. Stockholders will not be able to attend the Annual Meeting physically in person.

As previously described in the Proxy Statement, stockholders of record as of the close of business on the record date, March 16, 2020, are entitled to participate in and vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/cde2020 at 9:30 a.m. Central Time on May 12, 2020. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting and may submit questions during the virtual event using the directions on the meeting website at www.virtualshareholdermeeting.com/cde2020. None of the agenda items presented in the Proxy Statement is affected by this Notice, and shares represented by proxy voting forms returned before the Annual Meeting will be voted with respect to all matters properly brought before the Annual Meeting as instructed on the forms. If you have already voted or submitted your proxy, no additional action is required.

To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability previously sent. Coeur’s proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change from an in-person meeting to a virtual meeting. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number.

Coeur has designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. After the business portion of the Annual Meeting concludes and the meeting is adjourned, we will hold a Q&A session during which we intend to answer  questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the Annual Meeting, as time permits and in accordance with our Rules for Conduct of Meeting.   Questions and answers will be grouped by topic and substantially similar questions will be answered only once. Beginning 15 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at 1.800.586.1548 (toll-free in the United States) or +1.303.562.9288 (for international participants).

Our list of stockholders as of the record date will also be available for inspection for the ten days prior to the Annual Meeting. To inspect the list, please email our Investor Relations department at investors@coeur.com.

By Order of the Board of Directors,

/s/  Casey M. Nault
Casey M. Nault
Senior Vice President, General Counsel & Secretary

April 21, 2020